SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

The North Carolina Capital Management Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

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SHAREHOLDER UPDATE

The North Carolina Capital Management Trust:

Cash Portfolio
Term Portfolio

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on an important proposal that affects the funds and your investment in them. This information describes the proposal and asks for your vote on this important issue.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for October 28, 2010 cannot be held. If you do not plan to cast your vote at the meeting on October 28, 2010, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.
PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Capital Management of the Carolinas, L.L.C. at 1-800-222-3232. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on the following proposal:

To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Has the funds' Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of each of the funds on the record date. The record date is August 30, 2010.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the funds' distribution agent, Capital Management of the Carolinas, L.L.C. at 1-800-222-3232.

How do I sign the proxy card?

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

Remember, the above is only a summary of the proposal. Please read the proxy statement for complete details on the proposal.

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NC-pxl2-0810
1.889935.102

D.F. KING VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.2voteproxy.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.